SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Under Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2004

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26038	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14040 Danielson Street

Poway, California 92064-6857

(Address of Principal Executive Offices)

(858) 746-2400

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibits:	Description of Document
99.1	Press Release dated April 26, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

On April 26, 2004, we issued the press release attached as Exhibit 99.1. It is incorporated into this report by reference. The press release describes the results of our operations for the quarter ended March 31, 2004.

We are furnishing the information in this report, not “filing” it for purposes of Section 18 of the Securities Exchange Act of 1934. And we are not incorporating it by reference into any filings we’ve made before, or may make later, even though those filings may contain general incorporation language.

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SIGNATURES

We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

Date: April 26, 2004	RESMED INC.
(registrant)

	By:	/s/ Adrian M. Smith
	Name:	Adrian M. Smith
	Its:	Senior Vice President Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibits:	Description of Document
99.1	Press Release dated April 26, 2004.

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